UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

LogMeIn, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34391	20-1515952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Summer Street Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781)-638-9050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2017, LogMeIn, Inc. (the “Company”) entered into a borrower accession agreement (the “Borrower Accession Agreement”) with its wholly-owned subsidiary, LogMeIn Ireland Holding Company Limited, an Irish incorporated limited liability company (“LogMeIn Holdings”) and JPMorgan Chase Bank, N.A. acting in its capacity as administrative agent (the “Administrative Agent”), pursuant to which LogMeIn Holdings became a foreign borrower under the Company’s existing multi-currency Amended and Restated Credit Agreement, dated as of February 1, 2017 (the “Credit Agreement”) by and between the Company and a syndicate of banks for which JPMorgan Chase Bank, N.A. acted as the Administrative Agent, Joint Bookrunner and Joint Lead Arranger, Wells Fargo Securities, LLC and RBC Capital Markets acted as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, and Silicon Valley Bank, Citizens Bank, N.A., Bank of America, N.A. and SunTrust Bank, acted as Documentation Agents.

As a foreign borrower, LogMeIn Holdings will have access to the Company’s $400,000,000 revolving credit line under the Credit Agreement. The obligations of LogMeIn Holdings under the Credit Agreement are guaranteed by the Company, certain of the Company’s material U.S. subsidiaries (other than any excluded material U.S. subsidiaries under the terms of the Credit Agreement), and the material first-tier subsidiaries of LogMeIn Holdings that are incorporated in the same jurisdiction as LogMeIn Holdings. The obligations of LogMeIn Holdings and each of its guarantors are secured by substantially all of their assets, including a pledge of 100% of the capital stock of the Company’s and its U.S. subsidiary guarantors’ existing and future U.S. subsidiaries and 65% of the capital stock of the Company’s and LogMeIn Holdings’ existing and future first-tier foreign subsidiaries, in each case, subject to certain exceptions as more fully described in the Credit Agreement.

The foregoing description of the Credit Agreement and the Borrower Accession Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Credit Agreement and the Borrower Accession Agreement filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K above with respect to entering into the Borrower Accession Agreement by LogMeIn Holdings is incorporated by reference into this Item 2.03. The description of the Credit Agreement and the Borrower Accession Agreement in Item 1.01 of this Current Report on Form 8-K above does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and the Borrower Accession Agreement filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Credit Agreement, dated as of February 1, 2017, by and among LogMeIn, Inc., each of the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Bookrunner and Joint Lead Arranger, Wells Fargo Securities, LLC and RBC Capital Markets as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, and Silicon Valley Bank, Citizens Bank, N.A., Bank of America, N.A. and SunTrust Bank, as Documentation Agents (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LogMeIn, Inc. on February 1, 2017).

10.2	Borrower Accession Agreement, dated as of August 10, 2017, among LogMeIn, Inc., LogMeIn Ireland Holding Company Limited and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.

Date: August 10, 2017	By:	/s/ Michael J. Donahue
Name: Michael J. Donahue
Title: Senior Vice President, General Counsel and Secretary

LOGMEIN, INC.

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Amended and Restated Credit Agreement, dated as of February 1, 2017, by and among LogMeIn, Inc., each of the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Bookrunner and Joint Lead Arranger, Wells Fargo Securities, LLC and RBC Capital Markets as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents, and Silicon Valley Bank, Citizens Bank, N.A., Bank of America, N.A. and SunTrust Bank, as Documentation Agents (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LogMeIn, Inc. on February 1, 2017).

10.2	Borrower Accession Agreement, dated as of August 10, 2017, among LogMeIn, Inc., LogMeIn Ireland Holding Company Limited and JPMorgan Chase Bank, N.A., as Administrative Agent.